Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements are based upon our historical consolidated financial statements and those of Advanced Reclamation Company, L.L.C. ("ARC"). You should read this pro forma financial information in connection with the historical financial statements.

With respect to our acquisition of ARC, the unaudited pro forma condensed financial statements give effect to our acquisition of ARC applying the purchase method of accounting and adjustments that are directly attributable to the ARC acquisition and are anticipated to have a continuing impact.

We have prepared the unaudited pro forma condensed financial statements based upon currently available information and assumptions that we have deemed appropriate. This pro forma information may not be indicative of what actual results would have been, nor does the data purport to represent our and ARC's combined financial results for future periods.

We are currently in the process of allocating the purchase price among the assets acquired and the liabilities assumed. The allocation of the purchase price to the assets and liabilities acquired reflected in this pro forma financial data is preliminary. The final purchase price and its allocation are expected to be completed within one year following the ARC acquisition. Accordingly, the actual financial position and results of operations may differ from these pro forma amounts.

Condensed financial information for the unaudited pro forma consolidated balance sheet as of December 31, 1999 assuming this transaction occurred on December 31, 1999 is as follows:


                                     Actual            ARC                                 Pro Forma
                                  December 31,     December 31,     Pro Forma             December 31,
                                      1999             1999         Adjustments              1999
ASSETS
CURRENT ASSETS
 Cash and cash equivalents       $    868,522     $      3,721     $   (400,000) (a)     $    472,243
 Accounts receivable                   45,825           49,452                -                 5,277
 Note receivable                       89,100                -                -                89,100
 Inventory                             50,638           15,870                -                66,508
 Prepaids and deposits                 10,352           16,943           (1,220) (b)           26,075
                                 ------------     ------------     ------------          ------------
     Total current assets           1,064,437           85,986         (401,220)              749,203
PROPERTY AND EQUIPMENT, net            14,229          168,072                -               182,301
INVESTMENTS IN AND ADVANCES
 TO JOINT OPERATIONS                    1,500                -                -                 1,500
GOODWILL                                    -                -          761,555  (c)          761,555
OTHER ASSETS                           33,524           20,748                -                54,272
                                 ------------     ------------     ------------          ------------
     Total assets                $  1,113,690     $    274,806     $    360,335          $  1,748,831
                                 ============     ============     ============          ============

LIABILITIES AND
SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and
  accrued liabilities            $    270,076     $    112,044     $          -          $    382,120
 Dividends payable                    388,632                -                -               388,632
 Short-term debt, net                       -           58,746           (2,000) (b)           56,746
                                 ------------     ------------     ------------          ------------
     Total current liabilities        658,708          170,790           (2,000)              827,498
LONG-TERM DEBT                              -            6,351          400,000  (a)          406,351
                                 ------------     ------------     ------------          ------------
     Total liabilities                658,708          177,141          398,000             1,233,849
                                 ------------     ------------     ------------          ------------

SHAREHOLDERS' EQUITY
 Warrants                             252,793                -                -               252,793
 Preferred stock:
  Series A                          1,230,000                -                -             1,230,000
  Series B                            350,000                -                -               350,000
 Common stock                         156,292                -                -               156,292
 Additional paid-in capital        12,763,943                -          (11,160) (a)       12,752,783
 Accumulated deficit              (13,419,467)               -                -           (13,419,467)
 Treasury stock, at cost             (878,579)               -           71,160  (a)         (807,419)
 Member's equity                            -           97,665          (97,665) (d)                -
                                 ------------     ------------     ------------          ------------
     Total shareholders' equity       454,982           97,665          (37,665)              514,982
                                 ------------     ------------     ------------          ------------
     Total liabilities and
      shareholders' equity       $  1,113,690     $    274,806     $    360,335          $  1,748,831
                                 ============     ============     ============          ============

Condensed financial information for the unaudited pro forma consolidated income statement for the year ended December 31, 1999 assuming this transaction occurred on January 1, 1999 is as follows:

                                     Actual            ARC                                 Pro Forma
                                  December 31,     December 31,      Pro Forma            December 31,
                                      1999             1999         Adjustments              1999
REVENUES:

 Beverage distribution           $    238,039     $          -     $          -          $    238,039
 Refrigerant revenue                        -          805,736                -               805,736
 General sales agency revenue          23,661                -                -                23,661
                                 ------------     ------------     ------------          ------------
     Total operating revenues         261,700          805,736                -             1,067,436
                                 ------------     ------------     ------------          ------------

OPERATING EXPENSES:
 Cost of revenue                      233,301          432,284                -               665,585
 Personnel and consulting             214,375          164,566                -               378,941
 Legal and professional                85,675              401                -                86,076
 Other general and administrative     178,698          256,856          (52,468) (e)          383,086
                                 ------------     ------------     ------------          ------------
     Total operating expenses         712,049          854,107          (52,468)            1,513,688
                                 ------------     ------------     ------------          ------------

INCOME (LOSS) FROM OPERATIONS        (450,349)         (48,371)          52,468              (446,252)
                                 ------------     ------------     ------------          ------------

OTHER INCOME (EXPENSE):
 Interest expense                     (25,800)          (2,709)         (40,000) (f)          (68,509)
 Interest income                       10,360                -                -                10,360
 Other income (expense)               (23,377)               -                -               (23,377)
                                 ------------     ------------     ------------          ------------
     Total other income (expense)     (38,817)          (2,709)         (40,000)              (81,526)
                                 ------------     ------------     ------------          ------------

INCOME (LOSS) BEFORE INCOME
 TAXES AND DISCONTINUED
 OPERATIONS                          (489,166)         (51,080)          12,468              (527,778)

INCOME TAX EXPENSE                          -                -                -                     -

DISCONTINUED OPERATIONS             1,258,303                -                -             1,258,303

                                 ------------     ------------     ------------          ------------
NET INCOME                       $    769,137     $    (51,080)    $     12,468          $    730,525
                                 ============     ============     ============          ============



INCOME PER SHARE AMOUNTS:
Basic and diluted                $       0.05                                            $       0.05


NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following pro forma adjustments have been made to the unaudited pro forma financial statements:

(a) Reflects the purchase of ARC for cash of $400,000, a total of 500,000 Baltic common shares and a note payable to seller of an additional $400,000.

(b) Reflects the elimination of receivables from and payables to related parties of ARC that were eliminated as part of the acquisition of ARC.

(c)  Reflects the goodwill for the purchase of ARC.

(d)  Reflects the elimination of ARC's equity account.

(e) Reflects the impact of goodwill amortization of $38,078 for the year less the elimination of $5,800 of administrative costs reimbursed to a related party of the former owner and $84,746 of personal expenses incurred by the former owner.

(f)  Reflects the interest expense accrual for the loan used to purchase ARC.